September 2015 NASDAQ: CAC Subordinated Debt Offering Presentation

Forward Looking Statements This presentation contains certain statements that may be considered forward-looking statements under the Private Securities Litigation Reform Act of 1995 and other federal securities laws, including certain plans, exceptions, goals, projections, and statements, which are subject to numerous risks, assumptions, and uncertainties. Forward-looking statements can be identified by the use of the words “believe,” “expect,” “anticipate,” “intend,” “estimate,” “assume,” “plan,” “target,” or “goal” or future or conditional verbs such as “will,” “may,” “might,” “should,” “could” and other expressions which predict or indicate future events or trends and which do not relate to historical matters. Forward-looking statements should not be relied on, because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of Camden National Corporation (the “Company”). These risks, uncertainties and other factors may cause the actual results, performance or achievements of the Company to be materially different from the anticipated future results, performance or achievements expressed or implied by the forward-looking statements. The following factors, among others, could cause the Company’s financial performance to differ materially from the Company’s goals, plans, objectives, intentions, expectations and other forward-looking statements: weakness in the United States economy in general and the regional and local economies within the New England region and Maine, which could result in a deterioration of credit quality, an increase in the allowance for loan losses or a reduced demand for the Company’s credit or fee-based products and services; changes in trade, monetary, and fiscal policies and laws, including interest rate policies of the Board of Governors of the Federal Reserve System; inflation, interest rate, market, and monetary fluctuations; competitive pressures, including continued industry consolidation and the increased financial services provided by non-banks; volatility in the securities markets that could adversely affect the value or credit quality of the Company’s assets, impairment of goodwill, the availability and terms of funding necessary to meet the Company’s liquidity needs, and could lead to impairment in the value of securities in the Company's investment portfolio; changes in information technology that require increased capital spending; changes in consumer spending and savings habits; changes in tax, banking, securities and insurance laws and regulations; changes in accounting policies, practices and standards, as may be adopted by the regulatory agencies as well as the Financial Accounting Standards Board ("FASB"), and other accounting standard setters; the ability of the Company to successfully close its merger with SBM Financial, Inc.; and the ability of the Company to successfully integrate SBM Financial, Inc. and The Bank of Maine following closing of the transaction. You should carefully review all of these factors, and be aware that there may be other factors that could cause differences, including the risk factors listed in the Company’s filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2014, as updated by the Company's quarterly reports on Form 10-Q and other filings with the Securities and Exchange Commission. You should carefully review the risk factors described therein and should not place undue reliance on our forward-looking statements. These forward-looking statements were based on information, plans and estimates at the date of this report, and we undertake no obligation to update any forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes, except to the extent required by applicable law or regulation. 2

Proposed Offering 3 • Issuer: Camden National Corporation (“CAC”) • Security: Subordinated debt • Size: $15 million • Term: 10 year • Coupon: Fixed Rate • Redemption: Redeemable after 5 years at par • Credit rating: None • Covenants: Consistent with regulatory requirements for Tier 2 capital • Use of proceeds: Retain $15 million at the Company for additional liquidity and working capital purposes • Expected Pricing: [October __, 2015] • Sole Placement Agent Sandler O’Neill + Partners, L.P.

Company Snapshot Overview Financial Highlights (YTD as of June 30, 2015) Bank Branch Map¹ Camden National Corp. (44 branches) SBM Financial (24 branches) 1-mi overlap: 8 branches | 33% 4 • Camden National Bank (“CNB”) was founded in 1875 in Camden, Maine, and became a subsidiary of Camden National Corp. (“CAC”) in 1984 • Largest publicly traded community bank in Northern New England • 44 branches (anticipate adding an additional 20 through acquisition of SBM Financial)¹ • Broad range of wealth management, trust and brokerage services offered through Acadia Trust, N.A. (“Acadia”) and Camden Financial Consultants Unaudited (d llars in millions) CAC CNB Total Assets $2,838 $2,810 Net Lo ns $1,787 $1,787 Tot Deposits $1,981 $2,000 Share old rs' Equity $255 $274 Tier 1 Leverage Ratio 9.39% 8.48% Tier 1 Risk Based Capital Ratio 13.66% 12.33% Total Risk Based Capital R tio 14.78% 13.45% Tangible Common Equity to Tangible Assets 7.42% 8.40% 1) Four existing CAC branches to be combined with existing SBM Financial branches; not reflected in the pro forma branch map Sources: SNL Financial, Company filings

Company Merits 5 • Track record of solid performance • Expanding into high growth markets • History of successfully integrating acquisitions • Strong asset quality with disciplined credit environment • Strong mortgage platform • Largest public company in Northern New England • Consistent, experienced leadership team

Investment Summary 6 • Experienced Senior Management Team ‒ Senior management team has an average of over 25 years experience in banking and 12 years with the company • Strong Market Share and Brand Recognition ‒ 140 year operating history fostering local relationships and brand equity in the New England region ‒ 4th overall deposit market share in Maine, improving to 3rd upon closing of SBM Financial acquisition ‒ Top five deposit market share in 11 out of the 13 counties in which it operates ‒ Upon the completion of its acquisition of SBM Financial, CAC will be the #2 mortgage originator in Maine, with 7.9%¹ of all mortgage originations in the state for the eight months ended August 31, 2015 ‒ Acadia serves over 400 clients throughout the Northeast and has $700 million assets under management • Quality Growth ‒ Consistent long-term growth both organically and through acquisitions ‒ SBM acquisition provides expanded presence in higher growth southern Maine markets and enhanced scale, density, and deposit costs in existing markets ‒ As of the six months ended June 30, 2015, total assets, net loans and net income, have grown 5.43%, 6.71%, and 6.43%, respectively, in comparison to the six months ended June 30, 2014 • Strong Fundamental Operating Metrics ‒ Historically strong credit quality with nonperforming assets consistently less than 1.5% of total assets ‒ Efficiency ratio, ROAA and ROAE superior to peers 1) Source: MRS, Inc.

Market Overview 7 Maine • Projected 7.79% growth in household income for 2015 to 2020 • Unemployment rate of 4.5% as of August 2015 • Hospitality and tourism generate more than $2 billion in household income annually New Hampshire • Projected 7.32% growth in household income for 2015 to 2020 • Unemployment rate of 3.6% as of August 2015 • State GDP grew 2.3% to $71.6 billion in 2014 1) Mass Affluent Households defined as households with Interest Producing Assets between $250,000 and $1,000,000 Sources: SNL Financial, Bureau of Economic Analysis, Nielsen, Maine Office of Tourism Current Southern Southern Footprint ME NH Market Segments & Growth Total Households 291,602 202,605 453,657 Projected Growth, 2014 to 2019 0.2% 1.9% 1.3% Mass Affluent Households 78,216 102,179 259,169 % of Total Households 26.8% 50.4% 57.1% Number of Businesses 41,767 32,627 65,959 Data Source: Nielsen, Inc. Expanding Footprint to Higher Growth Market arket Segments & Growth Current Footprint Southern Maine Southern New Hampshire Total ouseholds 291,602 202,605 453,657 Pr jected Growth, 2014 to 2019 0.2% 1.9% 1.3% Mass Affluent Households¹ 78,216 102,179 259,169 % of Total Households 26.8% 50.4% 57.1% Number of Businesses 41,767 32,627 65,959

Seasoned Management Team Age Years of Banking Experience Year joined Camden Greg Dufour, President and CEO 55 25+ 2001 Deborah Jordan, CPA, COO and CFO 49 20+ 2008 Joanne Campbell, EVP Risk Management 52 30+ 1996 Peter Greene, EVP Operations/Technology 55 30+ 2008 Tim Nightingale, EVP Senior Loan Officer 57 30+ 2000 June Parent, EVP Retail Banking 51 25+ 1995 SBM senior management anticipated to join upon merger: Edmund Hayden, EVP Chief Credit Officer, Renée Smyth, SVP Chief Marketing and Virtual Banking and Raymond Doherty, President of Healthcare Professional Funding Corporation 8

Recent Developments 9 2015 YTD Results • Total Assets as of End of: – Q1: $2.811 billion – Q2: $2.838 billion • Return on Average Assets1 ‒ Q1: 0.82% ‒ Q2: 1.02% ‒ YTD 2015: 0.92% SBM Financial Acquisition • The Company announced its acquisition of SBM Financial on March 29, 2015 for an aggregate deal value of $135 million2 , with 80% stock consideration, creating one of Northern New England’s strongest community banks • Expected mid-teens EPS accretion in 2016 and beyond, and tangible book value dilution of 13.6% with earn back in five years • The acquisition adds a net of 20 branches, expands the Company’s presence in higher growth southern Maine markets and enhances capacity in its existing footprint • Adds stable, low cost deposits, increasing deposit market share to 10.6% from 7.9%3, and will increase total assets to $3.6 billion • Expected to close mid-October 1) ROAA annualized for interim periods 2) Based on CAC closing price of $38.60 on March 27, 2015 3) Deposit data as of June 30, 2014 Source: SNL Financial

Strategic Decisions to Reposition for Future Build market share Create efficiencies Expand markets and businesses • Acquire SBM Financial (October 2015) • Acquired 14 branches and $287 million of deposits from Bank of America (2012) • Talent Expansion -10 new lenders -Deepen credit “bench” -Internal training • Divested 5 rural branches and consolidated two branches (2013) • Outsourced core processing (Jack Henry) • Expanded digital technologies • Leveraged mortgage loan platform and AML/BSA system • Opened Manchester, New Hampshire loan production office with seasoned lender • Build out corporate services and treasury management capabilities • #1 small business Finance Authority of Maine lender (five of the last six years) 10

Asset Growth and M&A History 33,142,198 255,231,107 66,182,173 206,223,247 123,134,132 207,145,144 11 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 United Corp. $54 million KSB Bancorp $179 million Union Bankshares $565 million Bank of America 14 Branches $287 million Branch Sale 5 Branches $46 million The Bank of Maine $806 million Key Bank 4 Branches $54 million Note: Financial data as of June 30, 2015 Source: SNL Financial $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 $4,000 1994 1995 1 96 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 Q2 2015 Post- Close United Corp. $54 million Key Bank 4 Branches $54 million KSB Bancorp $179 million Union Bankshares $565 million Bank of America 14 Branches $287 million Branch Sale 5 Branches $46 million Through 6/30/15 Organic Growth: $1,242 million Acquired Growth: $1,140 million Total Growth CAGR: 8.88% The Bank of Maine $806 million

Strong Credit Culture 12 • Community-based, relationship focused lenders • Significant small-business lending driven by unmatched market expertise • Disciplined risk management culture • Proactive internal and external loan review process anticipating problematic loans • Conservative limits ‒ Legal limit $38 million $45 million ‒ Internal limit¹ $20 million $20 million Pre-Acquisition Post-Acquisition 1) Currently four loan relationships exceed internal limit, ranging from $23 million to $31 million

Earnings Results 13 $0 $5 $10 $15 $20 $25 $30 2000 2001 2002 2003 2004 2005 2006 2007 2008¹ 2009 2010 2011 2012 2013 2014 YTD Q2 2015 $ i n m illio ns 1) Reflects $15.6 million investment write-down Note: Financial data as of June 30, 2015 Source: SNL Financial

$1.27 $1.72 $0.00 $1.00 $2.00 $3.00 $4.00 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 YTD '15 History of Delivering Consistent and Steadily Increasing Earnings 33,142,198 255,231,107 66,182,173 206,223,247 123,134,132 207,145,144 Earnings Per Share TBV Per Share Dividends as % of Net Income Cumulative Stock Repurchases ($ in millions) 14 $3.441 $8.57 $27.78 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 '99 '00 '01 '02 '03 '04 '05 '06 '07 '08 '09 '10 '11 '12 '13 '14 YTD '15 0% 10% 20% 30% 40% 50% 60% '99 '00 '01 '02 '03 '04 '05² '06 '07 '08 '09 '10 '11² '12 '13 '14 YTD '15 $0 $10 $20 $30 $40 $50 $60 $7 $80 9 '99 '00 '01 '02 '03 '04 '05 ' 6³ '07 '08 '09 '10 '11 '12 '13 '14 YTD '15 1) YTD 2015 Annualized pre-merger EPS 2) Special dividend of $0.50 3) Issuance of trust preferred and share buyback Note: Financial data as of June 30, 2015 Source: SNL Financial

Profitability Trends 15 Net Interest Margin Efficiency Ratio ROAA ROAE 2.00% 2.50% 3.00% 3.50% 4.00% '09 '10 '11 '12 '13 '14 Q1 '15 YTD Q2 '15 50.00% 55.00% 60.00% 65.00% 70.00% '09 '10 '11 '12 '13 '14 Q1 '15 YTD Q2 '15 0.00% 0.50% 1 1.50% '09 '10 '11 '12 '13 '14 Q1 '15 YTD Q2 '15 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% '09 '10 '11 '12 '13 '14 Q1 '15 YTD Q2 '15 Camden National Corp. Peer Group Note: Peer Group defined as publicly traded banks and thrifts headquartered in the New England region with total assets between $1.5 billion and $7.0 billion Source: SNL Financial

Wealth Management • Established in 1984, providing investment management and fiduciary services for individuals and institutions • Serves more than 400 clients throughout the Northeast and has $700 million assets under management • Acquired in 2001 by Camden National Corporation, and bolstered with the acquisition of Union Bankshares Company in 2008 • Contributed $5 million in Trust Revenue to CAC for the last twelve months as of June 30, 2015 16 Institutional Services • Investment Policy Design • Analyze Spending Policy • Trustee/Committee Education • Planned-giving Consulting • Gift Administration • Sub-accounting Individual Services • Investment Management • Trust Services • Financial Planning • Estate Planning & Settlement

($ in millions) Balance Sheet 1  Assets  Gross Loans  Deposits  Loans / Assets  Loans / Deposits  TCE / TA $2,811 $1,792 $1,966 64% 91% 7.38% $813 $650 $659 80% 99% 10.60% $3,650 $2,435 $2,626 67% 93% 7.17% Profitability Ratios 2  Return on Assets  Return on Tang. Equity  Net Interest Margin  Efficiency Ratio  Fee Income / Revenue 0.92% 13.5% 3.11% 62% 24% 0.22% 2.0% 3.59% 89% 25% 1.0% 3 15% 3 3.22% 60% 4 24% SBM Financial 33,142,198 255,231,107 66,182,173 206,223,247 123,134,132 207,145,144 Post-Acquisition Snapshot (Based on 3/31/15 data) 17 1) Pro forma excludes impact of merger adjustments 2) For the full year 2014 3) Based on estimates for 2016 with full realization of cost savings 4) Based on 2014, adjusted for full realization of cost savings Sources: Company Investor Presentation, Company June 12, 2015 Proxy, SNL Financial CAC Combined

Total Loans: $1.79 billion Yield: 4.10% Loan Profile (As of 3/31/15) Change in Portfolio Mix (Average Balances) Commercial 14% Commercial Real Estate 37% Residential Mortgages 33% Home Equity/Consumer 16% Total Loans: $2.43 billion Yield: 4.15% CAC Pro Forma Commercial 16% Commercial Real Estate 35% Residential Mortgages 34% Home Equity/Consumer 15% $- $150 $300 $450 $600 $750 $900 $1,050 $1,200 $1,350 2009 2010 2011 2012 2013 2014 2015Q1 Pro Forma M ill ion s Commercial Retail 18 Sources: Company June 1, 2015 Investor Presentation, Company June 12, 2015 Proxy

Mortgage Banking Activity 19 Upon transaction closing, CAC will become the #2 Mortgage Originator in Maine Source: MRS, Inc. Year-to-Date as of August 31, Year Ended December 31, 2014 2015 2014 Top 15 Lenders Originations Rank % of Total Originations Originations Rank % Total Bangor Savings Bank 2,312 1 8.6% 2,000 3,059 1 8.6% Camden National Bank + The Bank of Maine 2,105 7.9% 1,732 2,692 7.5% Residential Mortgage Services Inc. 1,528 2 5.7% 1,197 1,902 2 5.2% Camden National Bank 1,459 3 5.4% 1,212 1,882 3 5.2% Key Bank 1,176 4 4.4% 999 1,593 4 4.3% TD Bank, N.A. 1,055 5 3.9% 1,040 1,561 5 4.5% Kennebec Savings Bank 895 6 3.3% 699 1,124 7 3.0% Quicken Loans 865 7 3.2% 760 1,287 6 3.3% First, N.A. 772 8 2.9% 650 1,042 9 2.8% Norway Savings Bank 723 9 2.7% 581 956 10 2.5% Bank of America 674 10 2.5% 547 896 11 2.4% Machias Savings Bank 665 11 2.5% 687 1,050 8 3.0% The Bank of Maine 646 12 2.4% 520 810 13 2.2% Saco & Biddeford Savings Inst. 513 13 1.9% 492 764 14 2.1% Wells Fargo Bank 502 14 1.9% 449 684 15 1.9% Gorham Savings Bank 490 15 1.8% 382 632 16 1.6% Total for All Lenders 26,815 -- 100.0% 23,166 36,618 -- 100.0%

Historical Credit Metrics 20 NPAs / Assets NCOs / Average Loans Loan Loss Reserves / Gross Loans Nonaccrual Loans / Loans 0.00% 0.50% 1.00% 1.50% '09 '10 '11 '12 '13 '14 Q1 '15 Q2 '15 0.00% 0.10% 0.20% 0.30% 0.40% '09 '10 '11 '12 '13 '14 Q1 '15 Q2 '15 0.00% 0.50% 1.00% 1.50% 2.00% '09 '10 '11 '12 '13 '14 Q1 '15 Q2 '15 0.00% 0.50% 1.00% 1.50% 2.00% '09 '10 '11 '12 ' 3 '14 Q1 '15 Q2 '15 Note: Peer Group defined as publicly traded banks and thrifts headquartered in the New England region with total assets between $1.5 billion and $7.0 billion Source: SNL Financial Camden National Corp. Peer Group

Funding: $2.51 billion Total Funding Cost: 0.49% Deposit Cost¹: 0.27% Funding (As of 3/31/15) Checking 29% Savings/Money Market 26% CD's 23% Borrowings 22% Checking 28% Savings/Money Market 30% CD's 24% Borrowings 18% Funding: $3.21 billion Total Funding Cost: 0.48% Deposit Cost¹: 0.30% $- $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 $1,800 $2,000 2009 2010 2011 2012 2013 2014 2015Q1 Pro Forma M ill ion s Core Deposits CDs & Borrowings 21 Change in Funding Mix (Average Balances) CAC Pro Forma 1) Does not include brokered deposits Sources: Company June 1, 2015 Investor Presentation, Company June 12, 2015 Proxy

Consistent Low Cost of Deposits 22 Note: Not pro forma for pending acquisition Sources: Company filings, SNL Financial Weighted Avg. Cost Year Ended December 31, Six Months Ended 2013 2014 6/30/2015 Noninterest-bearing demand - - - Interest-bearing demand 0.07% 0.07% 0.08% Money Market 0.30% 0.29% 0.31% Savings 0.06% 0.06% 0.06% CDs 0.99% 0.95% 0.93% Brokered 1.19% 0.94% 0.66% Total interest-bearing 0.43% 0.39% 0.36% Total interest-bearing without brokered deposits 0.37% 0.33% 0.32% Total deposits 0.37% 0.34% 0.32% Total deposits without brokered deposits 0.32% 0.28% 0.27%

Asset/Liability Management (As of 3/31/15) Interest Rate Risk Estimated Changes In Net Interest Income Year 1 +200bp -5.7% -100bp -0.9% Year 2 +200bp -6.1% -100bp -6.2% (Assumes flat balance sheet and no change in asset/funding mix) • Investment portfolio: Duration of 3.7 years with strong cash flows over two year horizon (cumulative cash flow of $198 million in up 200 bp scenario) • Loan portfolio: Sell current production of 30 year residential mortgages and provide customer loan swaps for long-term fixed rate commercial real estate transactions • Funding: Extension of borrowings and forward interest swaps and lag increase in core deposit rates in rising rate environment Strategies for Rising Rates: Estimated Changes In Net Interest Income Year 1 +200bp -4.5% -100bp -0.8% Year 2 +200bp -4.3% -100bp -6.8% (Assumes flat balance sheet and no change in asset/funding mix) CNC Pro Forma Interest Rate Risk 23 Sources: Company June 1, 2015 Investor Presentation, Company June 12, 2015 Proxy

Pro Forma Capital Ratios (As of 6/30/15) HOLDING COMPANY 24 1) Pro forma for acquisition of SBM Financial; reflects purchase accounting adjustments related to merger and merger costs of $15 million 2) Pro forma for acquisition of SBM Financial and $15 million sub debt raise 3) Tangible common equity defined as total equity capital excluding minority interest, adjusted for preferred stock, goodwill and other intangible assets; tangible assets defined as total assets less all intangible assets Sources: Company filings, SNL Financial 7.42% 9.39% 13.66% 14.78% 7.04% 8.40% 11.89% 12.75% 7.04% 8.40% 11.89% 13.35% 4.00% 5.50% 7.00% 8.50% 10.00% 11.50% 13.00% 14.50% 16.00% TCE / TA³ Leverage Ratio Tier 1 Ratio RBC Ratio 6/30/15 Actual Capital Ratios Pro Forma for Merger¹ Pro Forma for Merger and Sub Debt²

Pro Forma Capital Ratios (As of 6/30/15) BANK LEVEL 25 1) Pro forma for acquisition of Bank of Maine and $30 million dividend of equity; reflects purchase accounting adjustments related to merger and merger costs of $15 million 2) Tangible common equity defined as total equity capital excluding minority interest, adjusted for preferred stock, goodwill and other intangible assets; tangible assets defined as total assets less all intangible assets Note: Bank level data only reflective of Camden National Bank Sources: Company filings, SNL Financial 8.31% 8.48% 12.33% 13.45% 8.08% 7.99% 11.35% 12.31% 6.00% 7.00% 8.00% 9.00% 10.00% 11.00% 12.00% 13.00% 14.00% TCE / TA² Leverage Ratio Tier 1 Ratio RBC Ratio 6/30/15 Actual Capital Ratios Pro Forma for Merger and Dividend¹

Interest Coverage

(dollars in thousands)	2011	2012	2013	2014	Six Months Ended 6/30/2015
	For the Period Ended December 31,				
Bank-Level Equity[1]	$251,159	$264,620	$254,946	$276,389	$283,774
Consolidated Equity	218,876	233,815	231,096	245,109	254,540
Double Leverage Ratio	114.75%	113.17%	110.32%	112.76%	111.49%
Proposed Subordinated Debt Offering					$15,000
Proceeds Used and Retained at Holding Company					$15,000
Pro Forma[2] Bank-Level Equity					283,774
Pro Forma[2] Double Leverage Ratio					111.49%
Interest Coverage					
Total Deposit Interest	$11,591	$9,293	$7,073	$6,267	$3,073
Other Borrowing Interest	11,562	7,909	5,669	5,861	2,963
Total Interest Expense	23,153	17,202	12,742	12,128	6,036
Pre-tax Income	37,958	34,310	34,915	36,010	18,868
Interest Coverage (including deposit expense)	**2.64x**	**2.99x**	**3.74x**	**3.97x**	**4.13x**
Interest Coverage (excluding deposit expense)	**4.28x**	**5.34x**	**7.16x**	**7.14x**	**7.37x**
Pro Forma Subordinated Debt Expense[3]					**$413**
Interest Coverage (including deposit expense; including subordinated debt offering)[4]					**3.86x**
Interest Coverage (excluding deposit expense; including subordinated debt offering)[4]					**6.47x**

1) Inclusive of equity capital from both Camden National Bank and Acadia Trust, N.A.
2) Pro forma for $15 million sub debt offering, with none of the proceeds being downstreamed to the Bank
3) Assumes $15 million at estimated rate of 5.5%
4) YTD 2015 other borrowing interest includes $413 pro forma sub debt expense; YTD 2015 pretax income is net $413 pro forma sub debt expense

Note: Not pro forma for pending acquisition

Sources: Company filings, SNL Financial, planned offering data

26

Investment Summary 27 • Experienced Senior Management Team ‒ Senior management team has an average of over 25 years experience in banking and 12 years with the company • Strong Market Share and Brand Recognition ‒ 140 year operating history fostering local relationships and brand equity in the New England region ‒ 4th overall deposit market share in Maine, improving to 3rd upon closing of SBM Financial acquisition ‒ Top five deposit market share in 11 out of the 13 counties in which it operates ‒ Upon the completion of its acquisition of SBM Financial, CAC will be the #2 mortgage originator in Maine, with 7.9%¹ of all mortgage originations in the state for the eight months ended August 31, 2015 ‒ Acadia serves over 400 clients throughout the Northeast and has $700 million assets under management • Quality Growth ‒ Consistent long-term growth both organically and through acquisitions ‒ SBM acquisition provides expanded presence in higher growth southern Maine markets and enhanced scale, density, and deposit costs in existing markets ‒ As of the six months ended June 30, 2015, total assets, net loans and net income, have grown 5.43%, 6.71%, and 6.43%, respectively, in comparison to the six months ended June 30, 2014 • Strong Fundamental Operating Metrics ‒ Historically strong credit quality with nonperforming assets consistently less than 1.5% of total assets ‒ Efficiency ratio, ROAA and ROAE superior to peers 1) Source: MRS, Inc.

33,142,198 255,231,107 66,182,173 206,223,247 123,134,132 207,145,144 Appendix 28

Executive Bios 29 Gregory A. Dufour - Chief Executive Officer, President Gregory A. Dufour has served as President and Chief Executive Officer ("CEO") of the Company since January 2009. Mr. Dufour joined the Company in April 2001 as Senior Vice President of Finance. In August of 2002, he assumed additional responsibility for Operations and Technology until December 2003. In January 2004, Mr. Dufour was named Chief Banking Officer for the Company and President and Chief Operating Officer for Camden National Bank, and in January 2006, he became President and CEO for Camden National Bank. He also serves on the board of directors of Camden National Bank and as Chairman of the board of directors of Acadia Trust. Prior to joining the Company, Mr. Dufour was Managing Director of Finance and a member of the Executive Operating Group for IBEX Capital Markets in Boston, Massachusetts. In addition to his experience at IBEX, Mr. Dufour held various financial management positions with FleetBoston Corporation and its affiliates, including Vice President and Controller of Debt Capital Markets, Controller of Investment Banking and Banking Group Controller. Mr. Dufour has served in various volunteer capacities on numerous community-related organizations and currently serves as trustee and corporate secretary of PenBay Healthcare System in Rockport, Maine and as trustee Maine Health in Portland, Maine . Deborah A. Jordan – Chief Financial Officer, Chief Operating Officer Deborah A. Jordan joined the Company in September 2008 as Senior Vice President, Chief Financial Officer ("CFO"), and Principal Financial and Accounting Officer and was promoted to EVP in January 2011. Effective January 1, 2015, Ms. Jordan was promoted to Chief Operating Officer, and will continue to serve as CFO, and Principal Financial and Accounting Officer. Ms. Jordan was previously EVP and CFO of Merrill Merchants Bancshares, Inc. in Bangor, Maine, from January 1993 to August 2008. Ms. Jordan worked at Arthur Andersen & Co. from 1987 to 1992. Ms. Jordan currently serves on the Boards of the Camden Public Library and Seven Islands Land Management Company. Joanne T. Campbell - Executive Vice President, Risk Management Joanne T. Campbell joined the Company in 1996 as Vice President, Manager of Residential Real Estate. She was promoted to Senior Vice President, Compliance, Audit & CRA in 2002, and then to Senior Vice President, Risk Management in 2005 and to Executive Vice President in January 2011. Ms. Campbell currently serves as Chair of the board for Community Housing of Maine and is a member of the ABA Risk Management Forum Advisory Board.

Executive Bios (continued) 30 Peter F. Greene - Executive Vice President, Operations and Technology Peter F. Greene joined the Company in January 2008 with the acquisition of Union Bankshares Company. Mr. Greene joined Union Trust Company in 1982 and was promoted to Senior Vice President, Senior Bank Services Officer in 1999 and to Senior Vice President, Chief Administrative Officer in 2003, a position he held until he joined the Company as Senior Vice President of Operations and Technology. In January 2011, he was promoted to EVP. Timothy P. Nightingale - Executive Vice President, Senior Loan Officer Timothy P. Nightingale joined the Company in March 2000 as Regional Vice President of UnitedKingfield Bank. In 2001, Mr. Nightingale was named Senior Lending Officer at UnitedKingfield Bank and was promoted to Senior Vice President in 2003. In September 2006, the Company merged UnitedKingfield Bank into Camden National Bank, at which time Mr. Nightingale was named Senior Vice President, Senior Lending Officer for Camden National Bank. In January 2011, he was promoted to EVP. Mr. Nightingale serves on the board of directors for Maine Technology Institute and is a member of the Bank Advisory Committee fo r the Finance Authority of Maine. June B. Parent - Executive Vice President, Retail Banking June B. Parent rejoined the Company in July 1995 and was promoted to Vice President of Human Resources in 1999. In December 2003, she made a career change to the retail banking division of the Bank and was promoted to Senior Vice President and Senio r Retail Banking Officer. In January 2011, she was promoted to EVP. Ms. Parent is a past Board President of the Penobscot Bay Regional Chamber of Commerce and currently serves on the New England Insurance Trust.

Historical Income Statement

(Dollars in thousands)	Year Ended December 31, 2011	2012	2013	2014	Six Months Ended Q2 2015	LTM Ended Q2 2015
Summary Income Statement						
Interest Income	$98,372	$90,947	$88,217	$88,421	$46,105	$90,844
Interest Expense	23,153	17,202	12,742	12,128	6,036	12,140
Net Interest Income	75,219	73,745	75,475	76,293	40,069	78,704
Provision for Loan Losses	4,741	3,791	2,052	2,224	691	1,774
Total Noninterest Income	20,237	20,435	24,274	23,883	12,457	24,602
Realized Gain on Securities	2,076	2,498	785	451	0	0
Nonrecurring Revenue	740	479	2,742	0	0	0
Total Noninterest Expense	55,573	56,732	65,737	62,287	32,104	63,585
Nonrecurring Expense	0	2,324	572	106	863	863
Net Income before Taxes	37,958	34,310	34,915	36,010	18,868	37,084
Provision for Taxes	11,781	10,882	12,132	11,440	6,064	11,741
Net Income	26,177	23,428	22,783	24,570	12,804	25,343
Other Changes to Net Income	(42)	(60)	(64)	(75)	(40)	(78)
Net Income Available to CAC	**$26,135**	**$23,368**	**$22,719**	**$24,495**	**$12,764**	**$25,265**
Interest Coverage						
Total Interest Expense	23,153	17,202	12,742	12,128	6,036	12,140
Pre-tax Income	37,958	34,310	34,915	36,010	18,868	37,084
Interest Coverage[1]	**2.64x**	**2.99x**	**3.74x**	**3.97x**	**4.13x**	**4.05x**

1) Interest coverage calculated as (total interest expense + pre-tax income) / total interest expense

Source: SNL Financial

31

Historical Balance Sheet

(Dollars in thousands)	Year Ended December 31,				Quarter Ended	
	2011	2012	2013	2014	Q1 2015	Q2 2015
Cash and Cash Equivalents	$39,325	$58,290	$51,355	$60,813	$53,074	$55,495
Securities	615,573	805,715	832,020	807,421	817,203	826,683
Total Cash & Securities	654,898	864,005	883,375	868,234	870,277	882,178
Gross Loans Held for Investment	1,514,028	1,563,866	1,580,402	1,772,610	1,791,080	1,807,007
Loan Loss Reserve	23,011	23,044	21,590	21,116	21,265	21,194
Loans Held for Sale	6,061	0	0	0	625	1,426
Net Loans	1,497,078	1,540,822	1,558,812	1,751,494	1,770,440	1,787,239
Total OREO	1,682	4,180	5,965	4,773	5,166	4,946
Total Intangible Assets	45,194	53,299	49,319	48,171	47,884	47,596
Total Servicing Rights	768	542	726	493	484	528
Fixed Assets	24,113	28,059	25,727	23,886	23,606	23,615
Total Other Assets	78,987	73,850	79,905	92,803	93,347	91,819
Total Assets	**$2,302,720**	**$2,564,757**	**$2,603,829**	**$2,789,853**	**$2,811,204**	**$2,837,921**
Total Deposits	$1,591,366	$1,929,469	$1,813,824	$1,932,097	$1,966,174	$1,981,131
Senior Debt	412,516	316,344	486,170	532,978	503,550	520,022
Trust Preferred (FAS 150)	43,717	43,819	43,922	44,024	44,050	44,075
Total Debt	456,233	360,163	530,092	577,002	547,600	564,097
Total Other Liabilities	36,245	41,310	28,817	35,645	45,631	38,153
Total Liabilities	2,083,844	2,330,942	2,372,733	2,544,744	2,559,405	2,583,381
Common Equity	218,876	233,815	231,096	245,109	251,799	254,540
Total Equity	218,876	233,815	231,096	245,109	251,799	254,540
Total Liabilities and Shareholders Equity	**$2,302,720**	**$2,564,757**	**$2,603,829**	**$2,789,853**	**$2,811,204**	**$2,837,921**

Source: SNL Financial

32

Pro Forma Income Statement 33 1) Pro forma financial information includes estimated adjustments to record assets and liabilities and amortization. These numbers exclude one-time merger related costs and anticipated cost saves. Source: Company June 12, 2015 Proxy Use proxy p.118-119, show both 2014Y and Q1 2015 *footnotes on 120- 121 (Dollars in thousands) For the Year Ended December 31, For the Three Months Ended March 31, Camden SBM Pro Forma¹ Camden SBM Pro Forma¹ Interest and fees on loans $70,654 $26,316 $97,645 $18,084 $6,826 $25,079 Interest on U.S. government and sponsored enterprise obligations 16,118 2,416 18,156 3,872 558 4,335 Interest on state and political subdivision obligations 1,256 0 1,256 387 0 387 Interest on federal funds sold and other investments 393 132 525 108 27 135 Total interest income 88,421 28,864 117,582 22,451 7,411 29,936 Interest on deposits 6,267 2,587 9,464 1,529 629 2,311 Interest on borrowings 3,329 553 3,882 860 138 998 Interest on junior subordinated debentures 2,532 0 2,532 625 0 625 Total interest expense 12,128 3,140 15,878 3,014 767 3,934 Net interest income 76,293 25,724 101,704 19,437 6,644 26,002 Provision for credit losses 2,220 1,000 3,220 446 300 746 Net interest income after provision for credit losses 74,073 24,724 98,484 18,991 6,344 25,256 Service charges on deposit accounts 6,229 1,983 8,212 1,487 397 1,884 Other service charges and fees 6,136 1,819 7,955 1,510 470 1,980 Income from fiduciary services 4,989 0 4,989 1,220 0 1,220 Brokerage and insurance commissions 1,766 540 2,306 449 150 599 Bank-owned life insurance 1,437 15 1,452 422 7 429 Mortgage banking income, net 282 3,509 3,791 239 1,213 1,452 Net gain on sale of securities 451 94 545 0 0 0 Other income 3,044 607 3,651 817 68 885 Total non-interest income 24,334 8,567 32,901 6,144 2,305 8,449 Salaries and employee benefits 32,669 15,725 48,394 8,375 4,473 12,848 Furniture, equipment and data processing 7,316 2,299 9,615 1,923 484 2,407 Net occupancy 5,055 3,113 8,243 1,472 1,006 2,497 Consulting and professional fees 2,368 756 3,124 591 137 728 Other real estate owned and collection costs 2,289 622 2,911 562 22 584 Regulatory assessments 1,982 1,283 3,265 510 185 695 Amortization of inta gible assets 1,148 0 2,048 287 0 512 Merger and Acquisition costs 0 0 0 735 215 950 Other expenses 9,570 6,790 16,360 2,346 1,645 3,991 Total non-interest expense 62,397 30,588 93,960 16,801 8,167 25,212 Income before income tax 36,010 2,703 37,425 8,334 482 8,493 Income Tax Expense 11,440 1,017 12,006 2,723 170 2,780 Net income $24,570 $1,686 $25,419 $5,611 $312 $5,713

Pro Forma Balance Sheet (As of 3/31/15) 34 Use proxy p.117, show Q1 numbers *footnotes on 120- 121 1) Pro forma financial information includes estimated adjustments to record assets and liabilities and amortization. These numbers exclude one-time merger related costs and anticipated cost saves. Source: Company June 12, 2015 Proxy (Dollars in thousands) Camden SBM Pro Forma Stand-Alone Stand-Alone Combined¹ Cash and due from banks $53,074 $32,444 $58,961 Securities 813,565 85,275 901,299 Loans receivable and loans held for sale 1,791,705 650,436 2,434,865 Allowance for loan losses (21,265) (7,656) (21,265) Net loans 1,770,440 642,780 2,413,600 Goodwill 44,806 0 101,202 Other intangible assets 3,078 36 7,714 Bank-owned life insurance 58,222 397 58,619 Premises and equipment, net 23,606 20,206 45,312 Deferred tax asset 14,118 25,428 26,538 Total other assets 30,295 6,933 37,228 Total Assets $2,811,204 $813,499 $3,650,473 Deposits $1,966,174 $659,041 $2,626,130 Borrowings and repurchase agreements 503,550 60,097 563,647 Junior subordinated debentures 44,050 0 44,050 Other liabilities 45,631 8,061 53,692 Total Liabilities 2,559,405 727,199 3,287,519 Sh reholders’ equity Common stock 41,889 6 153,258 Retained earnings 215,361 86,508 215,361 Total accumulated other comprehensive loss (5,451) (214) (5,665) Total shareholders’ equity 251,799 86,300 362,954 Total Liabilities and Shareholders’ Equity $2,811,204 $813,499 $3,650,473

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